ORDINARY SHARES	12 Months Ended
Dec. 31, 2015
ORDINARY SHARES [Abstract]
ORDINARY SHARES

(13) ORDINARY SHARES

On May 22, 2015, C-Travel, Luxuriant, Keystone and Plateno (collectively, the "Purchasers") entered into a share purchase agreement with Expedia and Expedia Asia Pacific pursuant to which the Purchasers purchased from Expedia Asia Pacific 17,290,943 ordinary shares and 28,550,704 high-vote ordinary shares of the Company for a price of $14.635 per share. On August 17, 2015, Ocean Imagination L.P. ("Ocean Imagination") became a record holder of 6,185,649 ordinary shares and 10,213,708 high-vote ordinary shares of the Company after such shares were contributed to it by Keystone and Plateno in exchange for limited partnership interests in Ocean Imagination.

 Ordinary and high-vote ordinary shares vote together as a single class on all matters submitted to a shareholder vote, and the rights of the ordinary shares and high-vote ordinary shares are the same, except that each high-vote ordinary share is entitled to 15 votes, whereas each ordinary share is entitled to one vote.

To facilitate the employee share option exercise and restricted share unit settlement process, the Company issues depositary shares to certain brokers. These shares are not considered outstanding until ADSs are issued to employees as a result of the exercise of share options or the vesting and settlement of restricted share units. As of December 31, 2014 and 2015, 1,577,926 and 229,568 depositary shares, respectively, were issued to brokers and not to the holders of the related share-based awards.